Exhibit 99.1

PRESS RELEASE	FOR IMMEDIATE RELEASE
July 22, 2026

Five Star Bancorp Announces Launch of Common Stock Offering

RANCHO CORDOVA, CA, July 22, 2026 (GLOBE NEWSWIRE) – Five Star Bancorp (Nasdaq: FSBC) (“Five Star” or the “Company”), a holding company that operates through its wholly owned banking subsidiary, Five Star Bank (the “Bank”), announced today that it has launched an underwritten public offering of shares of its common stock. The Company intends to grant the underwriters a 30-day option to purchase additional shares of its common stock.

Keefe, Bruyette & Woods, A Stifel Company is serving as the bookrunner for the offering, and Stephens Inc., D.A. Davidson & Co., Raymond James & Associates, Inc., and Brean Capital are acting as co-managers.

The Company intends to use the net proceeds of this offering for general corporate purposes and to support its continued growth, including through investments in the Bank to pursue growth opportunities, and for working capital.

Additional Information Regarding the Offering

The offering of common stock is being made pursuant to a registration statement on Form S-3 (File No. 333-293089) that was declared effective by the Securities and Exchange Commission (the “SEC”) on February 9, 2026. A preliminary prospectus supplement to which this communication relates has been filed with the SEC. Prospective investors should read the preliminary prospectus supplement and the accompanying prospectus and other documents the Company has filed with the SEC for more complete information about the Company and the offering. Copies of these documents are available at no charge by visiting the SEC’s website at www.sec.gov. Copies of the preliminary prospectus supplement and accompanying prospectus related to the offering may be obtained by contacting Keefe, Bruyette & Woods, A Stifel Company by telephone at (800) 966-1559 or by e-mail at USCapitalMarkets@kbw.com.

No Offer or Solicitation

This press release does not constitute an offer to sell, a solicitation of an offer to sell, or the solicitation of an offer to buy any securities. There will be no sale of securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

About Five Star Bancorp

Five Star is a bank holding company headquartered in Rancho Cordova, California. Five Star operates through its wholly owned banking subsidiary, Five Star Bank. The Bank has ten branches in California, following the opening of a branch in Lodi in July 2026.

Special Note Concerning Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections, and statements of the Company’s beliefs concerning future events, business plans, objectives, expected operating results, and the assumptions upon which those statements are based. Forward-looking statements include, without limitation, statements regarding the intended use of proceeds from the offering, as well as any other statement that may predict, forecast, indicate, or imply future results, performance, or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “aim,” “intend,” “plan,” or words or phrases of similar meaning. The Company cautions that the forward-looking statements are based largely on the Company’s expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company’s control. Such forward-looking statements are based on various assumptions (some of which may be beyond the Company’s control) and are subject to risks and uncertainties, which change over time, and other factors, which could cause actual results to differ materially from those currently anticipated. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company. If one or more of the factors affecting the Company’s forward-looking information and statements proves incorrect, then the Company’s actual results, performance, or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements contained in this press release. Therefore, the Company cautions you not to place undue reliance on the Company’s forward-looking information and statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements are set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and Quarterly Report on Form 10-Q for the three months ended March 31, 2026, in each case under the section entitled “Risk Factors,” and other documents filed by the Company with the SEC from time to time.

The Company disclaims any duty to revise or update the forward-looking statements, whether written or oral, to reflect actual results or changes in the factors affecting the forward-looking statements, except as specifically required by law.

Investor Contact:

Heather C. Luck, Chief Financial Officer

Five Star Bancorp

(916) 626-5008

hluck@fivestarbank.com

Media Contact:

Shelley R. Wetton, Chief Marketing Officer

Five Star Bancorp

(916) 284-7827

swetton@fivestarbank.com